Exhibit 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED SECURED PROMISSORY NOTE

This Amendment No. 1 to Amended and Restated Secured Promissory Note (this "Amendment”), dated as of July 7, 2006, is entered into by and among XYBERNAUT CORPORATION, a Delaware corporation, and XYBERNAUT SOLUTIONS, INC., a Virginia corporation, debtors and Chapter 11 debtors-in-possession (collectively, “Borrowers”) and EAST RIVER CAPITAL LLC, a Delaware limited liability company (“Lender”).

W I T N E S S E T H

WHEREAS, the Borrowers and Lender have entered into that certain Amended and Restated Secured Promissory Note, dated May 1, 2006 (the “Restated Note”) pursuant to which the Lender has provided Loans to Borrowers upon the terms and conditions set forth in the Restated Note;1

WHEREAS, the Restated Note amends and restates the terms of that certain Secured Promissory Note, dated March 23, 2006;

WHEREAS, in connection with the Note and the Restated Note, the Borrowers and the Lender are parties to that certain Security Agreement dated March 23, 2006 (the “Security Agreement”) and the Borrowers, Lender and the Escrow Agent are parties to that certain Escrow Agreement dated March 23, 2006 (the “Escrow Agreement” and, collectively with the Restated Note and the Security Agreement, the “Loan Documents”);

WHEREAS, the Borrowers have requested the Lender to provide Loans in the amount of $100,000 to be used to pay certain ordinary course expenses of the Borrowers;

WHEREAS, the Lender has agreed to provide such Loans, subject to the terms and conditions set forth herein;

WHEREAS, the Creditors’ Committee has consented to the terms of this Amendment and to the use of proceeds of such Loans as provided herein;

WHEREAS, the Borrowers and the Lender have agreed to make certain amendments to the Restated Note and have entered into this Amendment to evidence and effectuate such amendments;

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

(a) Use of Proceeds. Section 7 of the Restated Note is hereby amended to add the following to the end of Section 7:

“Notwithstanding anything to the contrary in this Note, without the prior written consent of the Lender, Borrowers shall not use the Loans or any portion thereof, other than in the ordinary course of the trade or business of the Borrowers.”

(b) Issuance of Stock; Reconstitution of Board of Directors. Section 23 of the Restated Note is hereby deleted in its entirety and replaced with the following:

“Intentionally deleted.”

(c) Warrants, Equity Rights. Section 24 of the Restated Note is hereby deleted in its entirety and replaced with the following:

“Intentionally deleted.”

2. Use of Loans. The $100,000 of Loans to be provided to the Borrowers in accordance with this Amendment shall be used by the Borrowers solely for payroll.

3. Conditions Precedent to Amendment. The provisions contained herein shall be effective as of the date hereof, but only upon the satisfaction of each of the following conditions precedent, in a manner satisfactory to Lender:

(a) The Lender shall have received an original of this Amendment, duly authorized, executed and delivered by the Borrowers, the Creditors’ Committee and the Lender;

(b) The Final DIP Order shall be in full force and effect and shall not have been reversed, stayed, modified or amended without the express written consent of the Lender;

(c) No application or motion shall have been made to the Bankruptcy Court for any stay, modification or amendment of the Final DIP Order, and no stay with respect to same shall have been entered; and

(d) The Lender shall have received, in form and substance satisfactory to the Lender, all consents, waivers, acknowledgments and other agreements from those persons which the Lender may deem necessary or desirable in order to effectuate the provisions or purposes of this Amendment.

4. Additional Representations, Warranties and Covenants. Each Borrower, jointly and severally, represents, warrants and covenants with and to the Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof:

(a) Borrowers shall not, directly or indirectly, amend, modify, alter or change the terms of any of the Loan Documents without the prior written consent of Lender;

(b) this Amendment has been duly authorized, executed and delivered by all necessary action on the part of each Borrower which is a party hereto and the agreements and obligations contained herein constitute legal, valid and binding obligations of each Borrower enforceable against such Borrower in accordance with their terms; and

(c) neither the execution and delivery of this Amendment, nor the consummation of the transaction herein contemplated, nor compliance with the provisions hereof (i) does or shall conflict with or result in the breach of, or constitute a default under, any mortgage, deed of trust, agreement, security agreement or instrument to which any Borrower is a party or may be bound, (ii) shall violate any order that has been entered by the Bankruptcy Court, or (iii) shall violate any provision of the Certificate of Incorporation or Bylaws of any Borrower.

5. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Restated Note and this Amendment shall be read and construed as one agreement.

6. Reservation of Rights. Notwithstanding the Creditors’ Committee’s consent to the Loans contemplated by this Amendment and use of such Loans for the purposes stated by this Amendment, the Creditors’ Committee reserves all of its rights and claims in respect of the GUC Escrow and its funding against all entities, and Borrowers and Lenders agree and acknowledge that by consenting and agreeing to and acknowledging this Amendment, such rights and claims of the Creditors’ Committee on behalf of its constituency are neither waived nor impaired. The Borrowers and the Lender each reserve all of their rights in respect of the GUC Escrow.

7. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

8. Governing Law. This Amendment will be deemed to be a contract made under and governed by the laws of the State of New York (including for such purpose sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York and the Bankruptcy Code.

9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

10. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

11. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

1 Capitalized terms used and not defined herein shall have the respective meanings ascribed to such terms in the Restated Note.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWERS:	XYBERNAUT CORPORATION Debtor and Debtor-in-Possession

By:/s/ Perry L. Nolen

Name: Perry L. Nolen Title: President & CEO

XYBERNAUT SOLUTIONS, INC. Debtor and Debtor-in-Possession

By: /s/ Edward P. Maddox

Name: Edward P. Maddox Title: President

LENDER:	EAST RIVER CAPITAL LLC

By: /s/ James A. Coyne

Name: James A. Coyne Title: Manager

AGREED, ACKNOWLEDGED AND CONSENTED TO:

OFFICIAL COMMITTEE OF UNSECURED CREDITORS
OF XYBERNAUT CORPORATION, ET AL.

By: /s/ Michael B. Schaedle
Michael B. Schaedle

Blank Rome LLP

One Logan Square

130 N. 18th Street, 3rd Floor

Philadelphia, PA 19103

Attorneys for the Official Committee of Unsecured Creditors